UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 9, 2023
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2seventy bio, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40791	86-3658454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Binney Street,		02142
Cambridge, MA
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (339) 499-9300
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TSVT	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operation and Financial Condition.
2seventy bio, Inc. (the “Company”) intends to share with investors the amount of cash, cash equivalents and marketable securities it had on hand as of December 31, 2022 and the revenue received from sales of ABECMA in the U.S. for the year ended December 31, 2022. Although the Company has not finalized its financial results for the twelve months ended December 31, 2022, the Company currently anticipates that its cash, cash equivalents and marketable securities were approximately $268 million as of December 31, 2022 and that revenue from sales of ABECMA in the U.S. in 2022 equaled approximately $250 to $300 million, which is shared equally with Bristol-Myers Squibb. This information is unaudited and does not present all information necessary for an understanding of the Company’s financial condition as of December 31, 2022 and its results of operations for the twelve months ended December 31, 2022. The Company expects to announce its full results for the twelve months ended December 31, 2022 on or before March 31, 2023.

Item 7.01    Regulation FD Disclosure.

The Company from time to time presents and distributes to investors slide presentations to provide updates and summaries of its business. A copy of its current presentation is being furnished as Exhibit 99.1, which is incorporated herein by reference.

The information in this Current Report on Form 8-K pursuant to Item 7.01 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references the information furnished pursuant to Item 7.01 of this Current Report.

Item 8.01    Other Events.
On January 9, 2023, the Company issued a press release announcing key milestone updates and providing other business highlights.
The full text of the press release regarding the announcement is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Slide presentation of 2seventy bio, Inc. furnished herewith.
99.2	Press release issued by 2seventy bio, Inc. on January 9, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and incorporated as Exhibit 101)
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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 9, 2023	2seventy bio, Inc.

	By:	/s/ Chip Baird
Chip Baird
Chief Financial Officer
(Principal Financial and Accounting Officer)